POWER OF ATTORNEY
   Know all by these presents, that the undersigned hereby
 constitutes and appoints each of Mark R. Shaw, Marilyn
 Post, and Tim Whisler signing singly, the undersigned's
 true and lawful attorney-in-fact to:
(1)	execute for and on behalf of the undersigned,
 in the undersigned's capacity as an Officer and/or
 Director of Southwest Airlines Co. (the "Company"),
 Forms 3, 4, and 5 in accordance with Section 16(a)
 of the Securities Exchange Act of 1934 and the
 rules thereunder;
(2)	do and perform any and all acts for and on
 behalf of the undersigned which may be necessary or
 desirable to complete and execute any such Form 3,
 4, or 5, complete and execute any amendment or
 amendments thereto, and timely file such form with
 the United States Securities and Exchange
 Commission and any stock exchange or similar
 authority; and
(3)	take any other action of any type whatsoever
 in connection with the foregoing which, in the
 opinion of such attorney-in-fact, may be of benefit
 to, in the best interest of, or legally required by,
 the undersigned, it being understood that the
 documents executed by such attorney-in-fact on behalf
 of the undersigned pursuant to this Power of Attorney
 shall be in such form and shall contain such terms and
 conditions as such attorney-in-fact may approve in
 such attorney-in-fact's discretion.
   The undersigned hereby grants to each such
 attorney-in-fact full power and authority to do and
 perform any and every act and thing whatsoever
 requisite, necessary, or proper to be done in the
 exercise of any of the rights and powers herein
 granted, as fully to all intents and purposes as
 the undersigned might or could do if personally
 present, with full power of substitution or
 revocation, hereby ratifying and confirming
 all that such attorney-in-fact, or such
 attorney-in-fact's substitute or substitutes,
 shall lawfully do or cause to be done by virtue
 of this power of attorney and the rights and
 powers herein granted. The undersigned acknowledges
 that the foregoing attorneys-in-fact, in serving
 in such capacity at the request of the undersigned,
 are not assuming, nor is the Company assuming,
 any of the undersigned's responsibilities to comply
 with Section 16 of the Securities Exchange Act
 of 1934.
   This Power of Attorney shall remain in full
 force and effect until the undersigned is no
 longer required to file Forms 3, 4, and 5 with
 respect to the undersigned's holdings of and
 transactions in securities issued by the
 Company, unless earlier revoked by the
 undersigned in a signed writing delivered
 to the foregoing attorneys-in-fact.
   IN WITNESS WHEREOF, the undersigned
 has caused this Power of Attorney to be
 executed as of this 23 day of November 2021.
Signature: /s/ David Hess
Print Name: David Hess